SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934





      DATE OF REPORT (Date of earliest event reported):  October 8, 1997

                     FIRST NBC CREDIT CARD MASTER TRUST
                         (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
          (Exact name of registrant as specified in its charter)


   UNITED STATES                 333-24023                  72-0269760
(State or other          (Commission File Number)         (IRS Employer
 jurisdiction of                                      Identification Number)
 incorporation)



                210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
             (Address of principal executive offices - Zip Code)



     Registrant's telephone number, including area code:  (504) 623-1371


                                    N/A
          (Former name or former address, if changed since last report)



 Item 7.             Financial Statements and Exhibits.
                     ----------------------------------

         (c) Exhibits

  Exhibit
    No.                      Document Description
-----------    -------------------------------------------------
   20.1        Monthly  Servicer's Certificate,  Series  1997-1

   20.2        Monthly  Holders' Statement,  Series  1997-1




                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    FIRST NATIONAL BANK OF COMMERCE
                    --------------------------------
                         (Registrant)


                       By:   /s/ Thomas L. Callicutt, Jr.
                          ---------------------------------
                              Thomas L. Callicutt, Jr.
                              First Commerce Corporation
                              Executive Vice President, Controller and
                              Principal Accounting  Officer



Dated: October 17, 1997



                              INDEX TO EXHIBITS


  Exhibit                                                            Sequential
     No.                     Document Description                      Page No.
 ---------    ------------------------------------------------       -----------

   20.1       Monthly  Servicer's  Certificate,  Series  1997-1           5

   20.2       Monthly  Holders' Statement,  Series  1997-1               10